UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: September 14, 2006

NALCO FINANCE HOLDINGS LLC

Delaware      333-119231   61-1464558
(State of Incorporation) (Commission File Number) (IRS Employer Identification Number)

1601 W. Diehl Rd., Naperville, IL 60563

630-305-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: On September 14, 2006, Nalco Finance Holdings LLC, (the "Company"), filed a Current Report on Form 8-K that identified the Company's name as Nalco Holdings LLC, an affiliated company. This amendment is filed solely for the purpose of correcting the name to Nalco Finance Holdings LLC, regarding the presentation by Executive Vice President and Chief Operating Officer Bill Roe.

Item 7.01 Regulation FD Disclosure

William J. Roe, Executive Vice President and Chief Operating Officer of Nalco Holding Company, parent of Nalco Finance Holdings LLC, made a presentation to the 10th Annual Stanford Global Water Conference in New York City on September 13, 2006. A copy of that presentation is attached as an exhibit to this filing.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits
The following exhibit is furnished pursuant to Item 9.01 of Form 8-K:

99.1	Presentation “Connecting Water and Energy” given at the 10th Annual Stanford Global Water Conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

NALCO FINANCE HOLDINGS LLC

/s/ Stephen N. Landsman
Secretary

Date: September 14, 2006